Net (Loss)/Income Per Common Share	12 Months Ended
Dec. 28, 2014
Earnings Per Share [Abstract]
Net (Loss)/Income Per Common Share
Net (Loss)/Income Per Common Share

The following are reconciliations of the number of common shares outstanding used to calculate basic earnings per share to those shares used to calculate diluted earnings per share:

	Successor		Predecessor
	December 28, 2014	February 8 - December 29, 2013	April 29 - June 7, 2013	April 28, 2013	April 29, 2012
	(52 Weeks)	(29 Weeks)	(6 Weeks)	(52 Weeks)	(52 1/2 Weeks)
	(In millions)
Net (loss)/income for basic and diluted earnings per share	$(63)	$(1,118)	$(194)	$1,088	$973

Average common shares outstanding-basic	850	850	321	321	321
Effect of dilutive securities:
Stock options, restricted stock and the global stock purchase plan	—	—	—	2	2
Average common shares outstanding-diluted	850	850	321	323	323

Basic earnings per share is computed as net (loss)/income divided by the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the average shares of common stock and dilutive common stock equivalents outstanding during the periods presented. Common stock equivalents arising from dilutive stock options, restricted stock units, and the global stock purchase plan are computed using the treasury stock method.

In the Predecessor periods, options to purchase an aggregate of 0.3 million, 0.8 million of common stock as of April 28, 2013 and April 29, 2012, respectively, were not included in the computation of diluted earnings per share because inclusion of these options would be anti-dilutive. All Predecessor equity awards were settled as part of the 2013 Merger.

In the Successor periods, Heinz had a net loss in both periods after adjusting the income from continuing operations for the dividends paid to the preferred shareholder. The dilutive effects of stock options, RSUs, and warrants were excluded as their inclusion would have an anti-dilutive effect on earnings per share in both periods.